EXHIBIT 10.11

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This Third Amendment (“Third Amendment”), effective as of October 26, 2022 (“Effective Date”), is entered into by and between Yissum Research and Development Company of the Hebrew University of Jerusalem, an Israeli corporation with its principal office at Hi-Tech Park, Edmond J. Safra Campus, Givat-Ram, Jerusalem P.O. Box 39135, Jerusalem 91390 Israel (“YISSUM”), and Edesa Biotech Research Inc., and Ontario corporation with its principal office at 100 Spy Court, Markham, Ontario, L4R 5H6 (“EDESA”). YISSUM and EDESA may be referred to herein individually as a “Party” or collectively as the “Parties”. Reference to a Party shall be deemed to include that Party’s Affiliates.

RECITALS:

A.	The Parties executed a license agreement on June 29, 2016, as amended on April 3, 2017 and on May 7, 2017 (collectively, the “License Agreement”) pursuant to which Yissum granted EDESA an exclusive, worldwide license to use the Licensed Technology for the Development and Commercialization of the Product in the Field in the Territory; and

B.	Pursuant to the License Agreement, YISSUM is entitled to payments associated with achievement of certain Development and Commercialization Milestones, as outlined in section 6.1 ‘Milestone Payments’ of the License Agreement.

C.	The Parties wish to amend section 6.1 ‘Milestone Payments’ of the License Agreement.

In consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.	Interpretation and Definitions

1.1.

In this Amendment, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include the female gender, and the use of the word “or” shall mean “and/or”.

1.2.	The headings of the sections in this Amendment are for the sake of convenience only and shall not serve in the interpretation of the Agreement.

1.3.	Capitalized terms shall have the meanings set forth in the License Agreement, unless provided otherwise herein.

2.	The parties agree amend section 6.1 ‘Milestone Payments’ by replacing the following milestone:

Upon dosing of the 1st patient into a Confirmatory Efficacy Study for the first Indication for which Regulatory Approval will be sought	$	[_______]

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With the following milestones:

Upon signing of the Third Amendment	$	[_______]
On or before [_______]	$	[_______]
On or before [_______]	$	[_______]
On or before [_______]	$	[_______]

[Milestone payments and dates of payments omitted as competitively sensitive information.]

3.

In the event that [_________] takes place on or before [_________], EDESA shall pay YISSUM the remaining balance of the $[_______] in aggregate milestone payments outlined in section 2 of this Third Amendment.

[Milestone events and payments and dates of payment omitted as competitively sensitive information.]

4.	With the exception of the milestone amended herein, section 6.1 ‘Milestone Payments’ of the License Agreement remains unchanged.

5.	The Third Amendment shall be read together with the License Agreement and shall represent the complete current understanding between the Parties hereto with respect to the subject matter hereof.

6.

Unless otherwise specifically stated in this Third Agreement, all of the terms and conditions set forth in the Agreement remain in full force and effect. In any event of a conflict between and conditions contained in this Third Amendment and the License Agreement, the terms contained in the Third Agreement shall govern.

7.

This Third Agreement may be executed in counterparts and executed signature pages may be sent by fax and e-mail via PDF, all of which taken together shall be deemed to constitute one and the same instrument.

[Signature on the next page]

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IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized representatives as of the Effective Date.

YISSUM		EDESA BIOTECH RESEARCH INC.

By:	/s/ Ariels Markel	By:	/s/ Michael Brooks
Name:	Ariela Markel	Name:	Michael Brooks
	VP BD Healthcare		President

I the undersigned, Prof. Saul Yedgar, have reviewed, am familiar with and agree to all of the above terms and conditions.

/s/ Saul Yedgar	November 2, 2022
Prof. Saul Yedgar	Date

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